UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29. 2013

LAKE AREA CORN PROCESSORS, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-50254	46-0460790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34 P.O. Box 100 Wentworth, South Dakota 57075
(Address of principal executive offices)

(605) 483-2676
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

Effective May 1, 2013, Dakota Ethanol, L.L.C., the wholly owned subsidiary of Lake Area Corn Processors, LLC (the "Company") executed a Fourth Amendment to First Amended and Restated Construction Loan Agreement and a Third Amended and Restated Promissory Note with its primary lender, First National Bank of Omaha. The purpose of these amendments was to extend the maturity date of the Company's short-term revolving line of credit from May 1, 2013 to July 1, 2013. Other than the maturity date, the material terms of our credit agreements with First National Bank of Omaha remain the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

Date:	May 3, 2013	/s/ Robbi Buchholtz
Robbi Buchholtz, Chief Financial Officer